                   AMENDMENT TO FUND PARTICIPATION AGREEMENT


     The Lincoln National Life Insurance Company, Templeton Variable
Products Series Fund and Franklin Templeton Distributors, Inc. hereby amend their Fund Participation Agreement dated as of May 22, 1998, and as amended on May 1, 1999 by:

     1. Replacing Schedule A-C of the Agreement with Amended Schedule A-C, attached;

     2. Replacing Schedule D of the Agreement with Amended Schedule D, attached;

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to Fund Participation Agreement, to be effective as of October 15, 1999.




LINCOLN NATIONAL LIFE INSURANCE        TEMPLETON VARIABLE PRODUCTS SERIES
COMPANY                                FUND
----------------------------------     --------------------------------------
By its authorized officer              By its authorized officer

By:                                    By:
   -------------------------------     --------------------------------------
Name:   Steven M. Kluever              Name:   Karen L. Skidmore
Title:  Second Vice President          Title:  Assistant Vice President and
                                               Assistant Secretary


                                       FRANKLIN TEMPLETON DISTRIBUTORS, INC.
                                       --------------------------------------
                                       By its authorized officer

                                       By:
                                          -----------------------------------
                                       Name:   Deborah Gatzek
                                       Title:  Senior Vice President and
                                               Assistant Secretary



                                                      SCHEDULE A-C

                                CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 1                        CONTRACT 2                      CONTRACT 3
----------------------------------------------------------------------------------------------------------------------------
 CONTRACT/PRODUCT            SVUL I                          VUL I                            Lincoln VUL
  NAME AND TYPE
----------------------------------------------------------------------------------------------------------------------------
 REGISTERED (Y/N)            Yes                             Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
 SEC REGISTRATION            811-08579                       811-08557                        811-08557
 NUMBER-1940
 ACT
----------------------------------------------------------------------------------------------------------------------------
 REPRESENTATIVE              LN650LL                         LN605LL                          LN660
 FORM NUMBERS                                                LN615                            LN615
                                                             LN660                            LN605
----------------------------------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT            Lincoln Life Flexible           Lincoln Life Flexible            Lincoln Life Flexible
 NAME/DATE                   Premium Variable Life           Premium Variable Life            Premium Separate
 ESTABLISHED                 Account R                       Account M                        Account M
----------------------------------------------------------------------------------------------------------------------------
 SEC REGISTRATION            333-43107                       333-42479                        333-42479
 NUMBER - 1933
 ACT
----------------------------------------------------------------------------------------------------------------------------
 TEMPLETON                   Templeton Asset                 Templeton Asset                  Templeton International
 VARIABLE                    Allocation Fund - Class 1       Allocation Fund - Class 1        Fund - Class 2
 PRODUCTS SERIES             Templeton Investment            Templeton Investment             Templeton Investment
 FUND ("TVP") -              Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.
 PORTFOLIOS AND
 CLASSES - ADVISER           Templeton International         Templeton International          Templeton Stock Fund -
                             Fund - Class 1                  Fund - Class 1                   Class 2
                             Templeton Investment            Templeton Investment             Templeton Investment
                             Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.

                             Templeton Stock Fund -          Templeton Stock Fund -
                             Class 1                         Class 1
                             Templeton Investment            Templeton Investment
                             Counsel, Inc.                   Counsel, Inc.

----------------------------------------------------------------------------------------------------------------------------

                                                     SCHEDULE A-C


                              CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              -----------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                       CONTRACT 4                  CONTRACT 5                CONTRACT 6
------------------------------------------------------------------------------------------------------------------
 CONTRACT/PRODUCT               CVUL                        Lincoln SVUL              VUL -DB-
  NAME AND TYPE
------------------------------------------------------------------------------------------------------------------
 REGISTERED (Y/N)               Yes                         Yes                       Yes
------------------------------------------------------------------------------------------------------------------
 SEC REGISTRATION                                           811-08579                 811-08557
 NUMBER -1940
 ACT
------------------------------------------------------------------------------------------------------------------
 REPRESENTATIVE                 LN920                       LN650                     LN680
 FORM NUMBERS                   LN921
------------------------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT               Lincoln Life Flexible       Lincoln Life Flexible     Lincoln Life Flexible
 NAME/DATE                      Premium Variable Life       Premium Variable Life     Premium Separate Account
 ESTABLISHED                    Account S                   Account R                 Account M
------------------------------------------------------------------------------------------------------------------
 SEC REGISTRATION               333-72875                   333-43107                 333-40745
 NUMBER -1933
 ACT
------------------------------------------------------------------------------------------------------------------
 TEMPLETON                      Templeton Asset             Templeton International   TVP - Templeton
 VARIABLE                       Allocation Fund - Class 2   Fund - Class 2            International  Fund - Class
 PRODUCTS SERIES                Templeton Investment        Templeton Investment      2 (Templeton Investment
 FUND ("TVP") -                 Counsel, Inc.               Counsel, Inc.             Counsel, Inc.)
 PORTFOLIOS AND
 CLASSES - ADVISER              Templeton International     Templeton Stock Fund -    TVP - Templeton Stock
                                Fund - Class 2              Class 2                   Fund - Class 2 -
                                Templeton Investment        Templeton Investment      Templeton Investment
                                Counsel, Inc.               Counsel, Inc.             Counsel, Inc.

                                Templeton Stock Fund -
                                Class 2
                                Templeton Investment
                                Counsel, Inc.
------------------------------------------------------------------------------------------------------------------

                                                  SCHEDULE D


                                OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS
                                ----------------------------------------------


AIM Diversified Income Fund
AIM V.I. Growth Fund
AIM V.I. Value Fund
AIM International Fund

American Century International
American Century Income and Growth

American Variable Insurance Series
     1)       Global Small Capitalization Fund - Class 2
     2)       Growth Fund - Class 2
     3)       Growth-Income Fund - Class 2

Baron Capital Asset Fund

BT Equity 500 Index Fund
BT Small Cap Index Fund
BT EAFE Index Fund

Delaware Emerging Markets Series
Delaware Small Cap Value Series
Delaware Trend Series
Delaware Delchester Series
Delaware Devon Series
Delaware International Series
Delaware REIT Series

Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Asset Manager Portfolio
Fidelity VIP II Investment Grade Bond Portfolio
Fidelity VIP Growth
Fidelity VIP II Contrafund
Fidelity VIP III Growth Opportunities

Janus Aspen Aggressive Growth
Janus Aspen Balanced
Janus Aspen Worldwide

                                                  SCHEDULE D


                                OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS
                                ----------------------------------------------


Lincoln National Money Market Fund
Lincoln National Bond Fund
Lincoln National Capital Appreciation Fund
Lincoln National Equity-Income Fund
Lincoln National Social Awareness Fund
Lincoln National Global Asset Allocation Fund

MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series
MFS Capital Opportunities Series
MFS Research

Neuberger Berman Partners Fund
Neuberger Berman Midcap Growth Fund

OpCap Global Equity Portfolio
OpCap Managed Portfolio
Oppenheimer Mainstreet Growth and Income Fund